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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement No. 333-48459 on Form S-8 of Deb Shops, Inc., of our report dated March 6, 2002, with respect to the consolidated financial statements of Deb Shops, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the fiscal year ended January 31, 2002.


                                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 25, 2002